Exhibit 99.2 JACK CLEVELAND & JACK THISTLEDOWN TRANSACTION OVERVIEW OCTOBER 28, 2019

0 32 96 0 96 199 0 187 167 DISCLAIMERS 112 173 71 Forward-Looking Statements 72 73 79 This presentation contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some 162 35 45 cases, beyond the control of VICI Properties Inc. and its subsidiaries (collectively, the “Company” or “VICI”) and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks that the acquisition of JACK Cleveland Casino and JACK Thistledown Racino (collectively, “JACK Cleveland / Thistledown”) may not be consummated on the 244 242 241 terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the ability to receive, or delays in obtaining, the regulatory approvals required to consummate the transaction; the terms on which the Company finances the transaction, including the source of funds used to finance such transaction; 194 209 216 disruptions to the real property and operations of JACK Cleveland / Thistledown during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by the acquisition of the real estate assets of JACK Cleveland / Thistledown (including any expected accretion or the amount of any future rent payments); and risks that not all potential risks and liabilities have been identified in the due diligence. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. JACK Entertainment Information The Company makes no representation as to the accuracy or completeness of the information regarding JACK Entertainment LLC (“JACK”) included in this presentation. Certain financial and other information for JACK included in this presentation has been derived from publicly available presentations and press releases. Market and Industry Data This presentation contains estimates and information concerning the Company's industry and certain relevant markets, including macroeconomic data and gross gaming revenue (“GGR”), that are based on industry publications, reports and public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described above under “Forward-Looking Statements.” Non‐GAAP Financial Measures This presentation includes reference to Adjusted Funds From Operations (“AFFO”), and Adjusted EBITDARM, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non‐GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe AFFO provides a meaningful perspective of the underlying operating performance of our business. We use Adjusted EBITDARM to evaluate the capacity of the tenant under the lease agreement for JACK Cleveland / Thistledown to meet its obligations thereunder. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that Adjusted EBITDARM, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. 2

0 32 96 0 96 199 0 187 167 JACK CLEVELAND/THISTLEDOWN – ACQUISITION STRATEGIC RATIONALE 112 173 71 72 73 79 Transaction Highlights 162 35 45  Attractive acquisition cap rate of 7.8% for the urban real estate of JACK Cleveland Casino and for JACK Thistledown 244 242 241 Racino (collectively, “JACK Cleveland / Thistledown”) 194 209 216  Transaction is immediately accretive to AFFO  Fifth tenant partnership formed since 2017, demonstrating VICI’s success in diversifying its tenant base  Strong revenue and EBITDARM performance at JACK Cleveland / Thistledown year-over-year, with exceptional performance under the JACK Entertainment team and $30 million of additional growth capex to be invested over the next 24 – 36 months  Increases annual rental revenue by $65.9 million with initial rent coverage of 1.71x1  Corporate guarantee by Rock Ohio Ventures JACK Cleveland Casino  VICI providing a secured $50 million loan to JACK Entertainment at a 9.0% interest rate Diversifying Tenant Relationships Attractive Regional Markets LTM Q3’19 Financials  Transaction creates a new tenant  Expands VICI’s footprint in Ohio, ($ in millions) partnership with JACK one of the best performing regional Entertainment gaming markets Net Revenues $ 374.8  Continuity of management at the  Favorable regulatory environment JACK Cleveland Casino and JACK given high barriers to entry as only Thistledown Racino four land-based casinos are currently Adj. EBITDARM2 $ 112.8 allowed to operate in Ohio  Establishment of a relationship JACK Thistledown Racino with Dan Gilbert and affiliates for  Demonstrated commitment by JACK future business opportunities Entertainment and affiliated Margin 30.1 % companies to the markets 1. Initial rent coverage does not include $5.1 million of estimated costs needed to replace services currently provided centrally by JACK Entertainment LLC pursuant to a management agreement and subject to the management fee charged to the properties. Inclusive of these estimated costs, the initial rent coverage is 1.64x. See page 10 of this presentation for additional detail. 2. See page 10 of this presentation for a reconciliation to the most comparable GAAP financial measure. 3

0 32 96 0 96 199 0 187 167 JACK CLEVELAND/THISTLEDOWN – TRANSACTION OVERVIEW 112 173 71 72 73 79 162 35 45 JACK Cleveland/Thistledown Acquisition JACK Entertainment Partnership 244 242 241 194 209 216 JACK Cleveland Casino PropCo Subsidiary of $843.3 million Tenant Purchase Price JACK Ohio Finance LLC LTM Q3 2019 $112.8 million Guarantor Rock Ohio Ventures LLC Adj. EBITDARM1 JACK Thistledown Racino Initial term of 15 years, Initial Rent Coverage2 1.71x followed by four 5-year Lease Term Initial Rent $65.9 million renewal options (at Tenant’s option) 1.0% in years 2-3, PropCo Multiple 12.80x Annual 1.5% in years 4-6 and Implied RE Cap Rate 7.8% Escalator Summary3 the greater of 1.5% and CPI beginning in year 74 1. See page 10 of this presentation for a reconciliation to the most comparable GAAP financial measure. Does not include potential synergies or pro forma corporate overhead. 2. Initial rent coverage does not include $5.1 million of estimated costs needed to replace services currently provided centrally by JACK Entertainment LLC pursuant to a management agreement and subject to the management fee charged to the properties. Inclusive of these estimated costs, the initial rent coverage is 1.64x. See page 10 of this presentation for additional detail. 3. In any lease year (commencing in lease year 5) if the escalator will cause the minimum rent coverage ratio (based on a ratio of net revenue to rent) to be less than 4.90:1.00, there will be 4 no escalation in rent for such lease year. 4. Annual escalation capped at 2.5%.

0 32 96 0 96 199 0 187 167 NEW PARTNERSHIP WITH JACK ENTERTAINMENT 112 173 71 72 73 79 JACK Entertainment Overview 162 35 45 • JACK Entertainment LLC (“JACK”) is a Detroit-based urban gaming company currently controlled by Dan Gilbert and affiliates. JACK is part of the Rock Ventures Family of Companies, which employs nearly 4,500 team members in the greater Cleveland area at Quicken Loans, Bedrock, the Cleveland Cavaliers, 244 242 241 and Rocket Mortgage FieldHouse – Over the past 10 years, the Rock Ventures Family of Companies has increased its investments and commitment to the long-term future of Cleveland with 194 209 216 JACK focused on the development and operation of gaming facilities in the Ohio market • In 2011, JACK and Caesars Entertainment (“Caesars”) partnered to develop two full-scale casinos in Ohio (current JACK Cincinnati and JACK Cleveland) as well as Thistledown Racino. JACK obtained 100% ownership of the Ohio properties in February 2015, fully assuming day-to-day management in June 2016. Since 2012, JACK has invested over $700mm of capital into these assets – Between September 30, 2018 and September 30, 2019, LTM EBITDARM of JACK Cleveland / Thistledown improved 7.5%¹ – Other JACK assets include the Higbee building, Huron Road Development Site, the May Company Garage and a ~31% equity stake in Horseshoe Baltimore – In 2013, JACK acquired 100% ownership of Greektown Casino-Hotel (subsequently sold in May 2019), and EBITDARM improved substantially to date with similar outperformance achieved at JACK Cleveland / Thistledown JACK Entertainment History Horseshoe Horseshoe Announcement of JACK Cincinnati Sale Cincinnati Opens Baltimore Opens (April 2019) (March 2013) (August 2014) Closing of JACK Thistledown Cincinnati Sale Racino Opens Caesars Equity JACK (September 2019) (April 2013) Ohio Properties Transition Announcement Horseshoe Buyout & Thistledown Cleveland to JACK Brand / of Greektown Settlement Expansion Closing of Closing of Opens Greektown Management Complete Sale ($1B) Agreement Opens Greektown Turfway (May 2012) Acquisition (June 2016) (November 2018) (December 2013) (February 2015) (April 2016) Sale Park Sale (May 2019) (October 2019) 2012 2013 2014 2015 2016 2017 2018 2019 1. See page 10 of this presentation for a reconciliation to the most comparable GAAP financial measure. 5

0 32 96 0 96 199 0 187 167 JACK CLEVELAND CASINO – LEADING URBAN CASINO IN 112 173 71 STRENGTHENING OHIO MARKET 72 73 79 162 35 45 Property Overview JACK Cleveland  JACK Cleveland Casino opened in May 2012 in the historic Higbee Building as 244 242 241 the only full-scale urban casino in a 100-mile radius 194 209 216  The casino serves the broader Cleveland MSA, which consists of ~2.8 million ~96,000 people, and generates over 3.2 million visits annually Sq. ft. of  Connected to the 205-key Ritz-Carlton and 440-key Renaissance hotels gaming space  670 new parking spaces will be connected directly to JACK Cleveland via a pedestrian bridge between the Higbee Building and the May Company parking garage, in addition to the current 1,300 parking spaces  In addition to JACK’s casino presence, JACK’s nearby sister companies, such as the Cleveland Cavaliers, Avenue Shops at Tower City and the May Company 1,329 Building, demonstrate commitment to the market Gaming machines Asset Highlights  Fastest growing full-scale casino in the state of Ohio in the year to 124 1 date Table games  Located in the heart of downtown within walking distance to sports arenas and growing nightlife  Planned capital projects at JACK Cleveland include the May Co. Garage renovation and connection to the casino, as well as an expansion to the gaming space 8 Restaurants / bars  Immediate high-ROI capital projects include the Vintage Bar gaming expansion, ClubJACK relocation and the creation of a High Limit Bar Source: Ohio Casino Control Commission 1. As of Q3 2019. 6

0 32 96 0 96 199 0 187 167 JACK THISTLEDOWN RACINO – NEWLY REFURBISHED RACINO SERVING 112 173 71 CLEVELAND MSA 72 73 79 162 35 45 Property Overview JACK Thistledown Racino  JACK Thistledown Racino opened in April 2013 in North Randall, Ohio, and is the 244 242 241 leading thoroughbred racino in the Cleveland MSA 194 209 216  The property underwent an 18-month $75 million expansion and refurbishment ~57,000 between 2015 and 2017 Sq. ft. of  The racetrack hosts races every May through October and is host to the Ohio gaming space Derby, Ohio’s most prestigious race  JACK Thistledown generates over 1.6 million visits annually across its 57,000 square feet of gaming space  The property features 2,400 parking spaces and is beneficially located across the street from the new Amazon Distribution Center, which employs 1,477 approximately 2,000 people Gaming machines Asset Highlights  One of the fastest growing gaming properties in Ohio with ~11% 6 1 gaming revenue growth year to date Restaurants / bars  Racetrack hosts Ohio’s most prestigious horse race, the Ohio Derby  ~$100 million of capital investments have been made in JACK Thistledown since the initial investment 129 Acres of property  Additional property upgrades are expected to open in late 2020 Source: Ohio Casino Control Commission 1. As of Q3 2019. 7

0 32 96 0 96 199 0 187 167 OHIO IS A WELL POSITIONED MARKET WITH STRONG ORGANIC 112 173 71 GROWTH TRENDS 72 73 79 162 35 45 Market & Regulatory Overview Favorable Macroeconomic Trends Ohio Employment Growth 244 242 241 Market Highlights Regulatory Highlights 12.0% 5,700  Ohio has quickly become one of the largest  Casino gaming was legalized in Ohio by 194 209 216 5,600 regional gaming markets with $1.9bn of GGR as amending the Ohio Constitution in 2009 10.0% # of Employees (000s) Employeesof # of LTM September 2019 5,500  Favorable competitive environment with no new 8.0%  The Cleveland MSA includes approximately 2.8 gaming licenses expected and only a limited 5,400 million residents, with the majority number currently available (4 casino licenses and 6.0% 5,300 inside urbanized areas 7 video lottery terminal facilities licensed)1 5,200 4.0 % Unemployment Unemployment Rate  Strong macroeconomic drivers, including – Toledo, Cincinnati, Cleveland and Franklin 5,100 employment growth and a diverse economy County (Columbus) are each authorized to 2.0 % have one casino facility Unemployment Rate 5,000 # of Employees (000s)  The number of jobs in Ohio is expected to 0.0% 4,900 increase by ~250,000 over 2016 – 2026, or 4.4% 2009 2010 2012 2014 2016 2018 Ohio GDP By Sector (2018) 4% 3% Strong GGR Growth in New Gaming Market ($ in millions) 10% 24% 11% $ 1,863 $ 1,917 $ 1,644 $ 1,691 $ 1,776 $ 1,458 13% 20% $ 1,070 15% Finance & Real Estate Transportation & Trade Government Education & Health 2013 2014 2015 2016 2017 2018 LTM Professional & Other Services Information Agriculture, Mining, Sep. 2019 Arts & Entertainment Construction, Utilities Source: U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis, Ohio Casino Control Commission, Ohio Department of Job and Family Services 1. The state of Ohio is limited by its constitution to have only four casino facilities with table games. However, there are currently seven racino gaming facilities in the state operating video lottery terminals. In addition to state gaming taxes, racino facilities are required to contribute 9-11% of net win to Ohio Horsemen’s Associations. 8

0 32 96 0 96 199 0 187 167 JACK CLEVELAND/THISTLEDOWN LEASE AGREEMENT OVERVIEW 112 173 71 72 73 79 162 35 45 Initial Cash Rent $65.9 million 244 242 241 1.0% in lease years 2-3 194 209 216 Annual Escalator1 1.5% in lease years 4-6 > of 1.5% and CPI beginning in lease year 72 Rent Adjustment Year 8: 80% Base (subject to escalator) / 20% Variable 4% of net revenue increase / decrease Variable Rent Adjustment Mechanic Year 8: Average of years 5-7 less average of years 1-3 Year 11: Average of years 8-10 less average of years 5-7 Term 15-year initial term with four 5-year renewal options Guarantor Rock Ohio Ventures LLC Minimum of $30 million in first 3 years3 Capex 1.0% of net revenues beginning in lease year 44 1. In any lease year (commencing in lease year 5) if the escalator will cause the minimum rent coverage ratio (based on a ratio of net revenue to rent) to be less than 4.90:1.00, there will be no escalation in rent for such lease year. 2. Annual escalation capped at 2.5%. 3. Minimum of $30 million includes amounts spent on gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022. 4. 25% of JACK’s expenditures on gaming equipment may be credited towards the minimum capex requirements in lease years 4-10. 1.0% of net revenue calculated on a rolling 3-year basis. 9

0 32 96 0 96 199 0 187 167 RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES 112 173 71 CALCULATION OF JACK CLEVELAND/THISTLEDOWN ADJUSTED EBITDARM 72 73 79 162 35 45 Last Twelve Months Ended Last Twelve Months Ended ($ in millions) September 30, 2019 September 30, 2018 244 242 241 Net Income $ 62.6 $ 51.5 194 209 216 Management Fees 12.7 11.9 Depreciation and Amortization 30.7 34.8 JACK Cleveland Rent 6.6 6.4 Other1 0.2 0.2 Adjusted EBITDARM $ 112.8 $ 104.9 Year-Over-Year Adjusted EBITDARM Increase (%) 7.5% Pro Forma Corporate Overhead2 (5.1) Adjusted EBITDARM (Incl. Pro Forma Corporate Overhead) $ 107.7 Year 1 Annual Rent 65.9 Pro Forma Rent Coverage (Excl. Pro Forma Corporate Overhead) 1.71x Pro Forma Rent Coverage (Incl. Pro Forma Corporate Overhead) 1.64x 1. “Other” includes interest income, gain / loss on disposal of assets and straight-line rent adjustments attributable to JACK Cleveland. 2. JACK Entertainment’s preliminary estimate of costs needed to replace services currently provided centrally by JACK Entertainment LLC pursuant to a management agreement and subject to the management fee charged to the property as noted above. These estimates may change as further analysis and assessment of the necessary organization structure is performed. 10